UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 18, 2016

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-1910	BALTIMORE GAS & ELECTRIC COMPANY (a Maryland corporation) 2 Center Plaza 110 West Fayette Street Baltimore, Maryland 21201 (410) 234-5000	52-0280210

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On August 18, 2016, Baltimore Gas & Electric Company (“BGE”) issued $350 million aggregate principal amount of its 2.400% notes due 2026 and $500 million aggregate principal amount of its 3.500% notes due 2046. See Item 2.03 below for a description of the notes and related agreements.

Section 2 — Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 18, 2016, BGE issued $350 million aggregate principal amount of its 2.400% notes due 2026 and $500 million aggregate principal amount of its 3.500% notes due 2046 (collectively, the “Notes”). The Notes were issued pursuant to an Indenture, dated as of July 24, 2006 (as so amended and supplemented, the “Indenture”), between BGE and Deutsche Bank Trust Company Americas, as trustee. The Notes were registered under the Securities Act of 1933, as amended, pursuant to BGE’s Registration Statement on Form S-3 (Registration No. 333-196220-01).

Copies of the forms of the Notes are attached to this Current Report as Exhibit 4.1 and are incorporated herein by reference.

In connection with the issuance of the Notes, McKennon Shelton & Henn LLP provided BGE with the legal opinion attached to this Current Report as Exhibit 5.1.

A copy of the Underwriting Agreement dated August 15, 2016 between BGE and Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., Wells Fargo Securities, LLC, PNC Capital Markets LLC, SMBC Nikko Securities America, Inc., The Williams Capital Group, L.P., Guzman & Company and Telsey Advisory Group LLC, as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement dated August 15, 2016 between BGE and Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., Wells Fargo Securities, LLC, PNC Capital Markets LLC, SMBC Nikko Securities America, Inc., The Williams Capital Group, L.P., Guzman & Company and Telsey Advisory Group LLC, as representatives of the several underwriters named therein.

4.1	Form of 2.400% notes due 2026

4.2	Form of 3.500% notes due 2046

5.1	Opinion of McKennon Shelton & Henn LLP

12.1	Statement regarding computation of the ratio of earnings to fixed charges for the six months ended June 30, 2016

* * * * *

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) BGE’s 2015 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion

and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 23; (2) those factors discussed in the following sections of BGE’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2016 and June 30, 2016 in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 1. Financial Statements: Note 18; and (3) other factors discussed in filings with the Securities and Exchange Commission by BGE. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. BGE undertakes no obligation to publicly release any revision to its forward looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALTIMORE GAS AND ELECTRIC COMPANY

/s/ David M. Vahos
David M. Vahos
Senior Vice President, Chief Financial Officer and
Treasurer
Baltimore Gas and Electric Company

August 18, 2016

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated August 15, 2016 between BGE and Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc., Wells Fargo Securities, LLC, PNC Capital Markets LLC, SMBC Nikko Securities America, Inc., The Williams Capital Group, L.P., Guzman & Company and Telsey Advisory Group LLC, as representatives of the several underwriters named therein.

4.1	Form of 2.400% notes due 2026

4.2	Form of 3.500% notes due 2046

5.1	Opinion of McKennon Shelton & Henn LLP

12.1	Statement regarding computation of the ratio of earnings to fixed charges for the six months ended June 30, 2016

5